Exhibit 99.1

CIT RV TRUST 1999-A
Cutoff Date: 12/31/2006

Geographic Distribution of Contracts (1)

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
State	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date
Alabama	30	1.37%	1,313,950	2.07%
Alaska	4	0.18%	377,273	0.60%
Arizona	107	4.89%	3,504,883	5.53%
Arkansas	51	2.33%	1,127,561	1.78%
California	286	13.08%	7,723,735	12.19%
Colorado	55	2.51%	1,736,044	2.74%
Connecticut	11	0.50%	204,368	0.32%
Delaware	4	0.18%	79,483	0.13%
District of Columbia	1	0.05%	51,771	0.08%
Florida	132	6.04%	5,491,603	8.67%
Georgia	48	2.19%	1,224,632	1.93%
Hawaii	2	0.09%	61,088	0.10%
Idaho	11	0.50%	538,379	0.85%
Illinois	58	2.65%	1,395,074	2.20%
Indiana	22	1.01%	515,372	0.81%
Iowa	7	0.32%	64,108	0.10%
Kansas	41	1.87%	828,330	1.31%
Kentucky	9	0.41%	232,423	0.37%
Louisiana	31	1.42%	839,489	1.33%
Maine	9	0.41%	171,144	0.27%
Maryland	23	1.05%	491,541	0.78%
Massachusetts	31	1.42%	600,802	0.95%
Michigan	21	0.96%	724,084	1.14%
Minnesota	13	0.59%	662,985	1.05%
Mississippi	26	1.19%	489,267	0.77%
Missouri	101	4.62%	2,788,424	4.40%
Montana	8	0.37%	244,442	0.39%
Nebraska	7	0.32%	247,179	0.39%
Nevada	37	1.69%	967,814	1.53%
New Hampshire	15	0.69%	571,605	0.90%
New Jersery	32	1.46%	945,068	1.49%
New Mexico	20	0.91%	593,823	0.94%
New York	65	2.97%	2,522,237	3.98%
North Carolina	46	2.10%	1,353,264	2.14%
North Dakota	2	0.09%	27,549	0.04%
Ohio	25	1.14%	954,845	1.51%
Oklahoma	92	4.21%	1,648,540	2.60%
Oregon	44	2.01%	1,595,587	2.52%
Other	1	0.05%	30,062	0.05%
Pennsylvania	40	1.83%	1,577,578	2.49%
Rhode Island	7	0.32%	242,470	0.38%
South Carolina	16	0.73%	285,536	0.45%
South Dakota	6	0.27%	352,613	0.56%
Tennessee	33	1.51%	1,057,298	1.67%
Texas	391	17.88%	9,318,248	14.71%
Utah	13	0.59%	608,517	0.96%
Vermont	6	0.27%	230,700	0.36%
Virginia	27	1.23%	814,876	1.29%
Washington	94	4.30%	3,212,213	5.07%
West Virginia	6	0.27%	81,921	0.13%
Wisconsin	12	0.55%	389,104	0.61%
Wyoming	8	0.37%	227,284	0.36%
	2,187	100.00%	63,338,187	100.00%

(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.

CIT RV TRUST 1999-A
Cutoff Date: 12/31/2006

Range of Contract Rates

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
Range of	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
Contract Rates	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date
0.00% - 7.49%(1)	2	0.09%	56,670	0.09%
7.50% - 7.99%	134	6.13%	10,038,954	15.85%
8.00% - 8.99%	556	25.42%	27,245,395	43.02%
9.00% - 9.99%	663	30.32%	15,548,460	24.55%
10.00% - 10.99%	381	17.42%	5,625,670	8.88%
11.00% - 11.99%	234	10.70%	2,695,040	4.26%
12.00% - 12.99%	120	5.49%	1,200,973	1.90%
13.00% - 13.99%	57	2.61%	552,406	0.87%
14.00% - 14.99%	26	1.19%	260,152	0.41%
15.00% - 15.99%	5	0.23%	30,469	0.05%
16.00% - 16.99%	4	0.18%	45,490	0.07%
17.00% - 17.99%	2	0.09%	14,823	0.02%
18.00% - 18.99%	2	0.09%	18,758	0.03%
20.00% - 20.99%	1	0.05%	4,925	0.01%
	2,187	100.00%	63,338,187	100.00%

(1) Generally represents repossessed contracts or contracts subject to the Soldiers' and Sailors' Civil Relief Act.

Range of Remaining Maturities

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
Range of Remaining	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
Maturities in Months	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date
0 - 12 months	27	1.23%	117,651	0.19%
13 - 24 months	203	9.28%	957,596	1.51%
25 - 36 months	160	7.32%	1,057,482	1.67%
37 - 48 months	329	15.04%	3,178,452	5.02%
49 - 60 months	289	13.21%	3,121,888	4.93%
61 - 72 months	29	1.33%	585,063	0.92%
73 - 84 months	608	27.80%	22,131,639	34.94%
85 - 96 months	342	15.64%	13,533,333	21.37%
97 - 108 months	14	0.64%	705,214	1.11%
109 - 120 months	8	0.37%	585,435	0.92%
121 - 132 months	6	0.27%	500,045	0.79%
133 - 144 months	101	4.62%	9,641,729	15.22%
145 - 156 months	71	3.25%	7,222,659	11.40%
	2,187	100.00%	63,338,187	100.00%

CIT RV TRUST 1999-A
Cutoff Date: 12/31/2006

Collateral Type Distribution

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
Collateral Type	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date
Motor Homes	1,167	53.36%	51,367,997	81.10%
Fifth Wheel	482	22.04%	7,886,952	12.45%
Travel Trailer	487	22.27%	3,662,748	5.78%
Other	51	2.33%	420,490	0.66%
Total	2,187	100.00%	63,338,187	100.00%

Delinquency Status Distribution

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
Delinquency Status	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date
Current, including 1 to 29 days delinq	1,969	90.03%	56,525,240	89.24%
30 to 59 days	53	2.42%	920,384	1.45%
60 to 89 days	24	1.10%	682,065	1.08%
90 to 119 days	17	0.78%	433,255	0.68%
120 to 149 days	9	0.41%	317,663	0.50%
150 to 179 days	10	0.46%	263,391	0.42%
180+ days	35	1.60%	892,897	1.41%
Repossession Status	70	3.20%	3,303,291	5.22%
	2,187	100.00%	63,338,187	100.00%

CIT RV TRUST 1999-A
Cutoff Date: 12/31/2006

Range of Principal Balance Outstanding

	Total	Minimum	Maximum	Average
Principal	Balance as of	Balance as of	Balance as of	Balance as of
Balance Type	Cut-off Date	Cut-off Date	Cut-off Date	Cut-off Date
Original	103,051,896	6,250	304,790	47,120
Current	63,338,187	69	238,004	28,961

New vs. Used Collateral Distribution

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
New vs. Used	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date
New	1,416	64.75%	44,780,575	70.70%
Used	771	35.25%	18,557,612	29.30%
	2,187	100.00%	63,338,187	100.00%

Range of Credit Scores

	Minimum as of	Maximum as of	Weighted Average as of
Score Type	Origination Date	Origination Date	Origination Date
FICO	532	829	684
Custom	122	941	322

Minimum, Maximum and Weighted Average Distribution

	Minimum as of	Maximum as of	Weighted Average as of
Distribution Type	Cut-off Date	Cut-off Date	Cut-off Date
Contract Rate	0.00%	20.00%	8.68%
Original Term	84 months	241 months	191.10 months
Current Term	0 months	152 months	94.68 months